UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/23/2008

Genaera Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-19651

DE	13-3445668
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

610.941.4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 23, 2008 Genaera Corporation (the "Company") received notification from NASDAQ of an extension of its suspension of the bid price and market value of publicly held shares requirements. Enforcement of the rules is scheduled to resume on Monday, April 20, 2009. NASDAQ indicated it would provide the Company with the number of calendar days remaining in the Company's compliance period and the specific date by which the Company needs to regain compliance prior to the resumption of the suspended requirements.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: December 24, 2008	By:	/s/ Leanne M. Kelly
Leanne M. Kelly
Senior Vice President and Chief Financial Officer